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                                                                    EXHIBIT 10.3

                              SIXTH AMENDMENT TO
                        NEWPORT NEWS SHIPBUILDING INC.
                          DEFERRED COMPENSATION PLAN



     The Newport News Shipbuilding Inc. Deferred Compensation Plan (the "Plan") is hereby amended, effective as of the date hereof, as follows:


     1. Section 2.06 (the definition of "Change in Control") is amended by deleting clause (vi) in its entirety and inserting a new clause (vi) to read as follows:

          "(vi) any person and any of its affiliates or associates becomes the beneficial owner, directly or indirectly, of securities representing forty percent (40%) or more of the combined voting power of the Company's then outstanding securities having general voting rights; notwithstanding the foregoing, a Change in Control shall not be deemed to occur pursuant to this clause
                 (vi) solely because forty percent (40%) or more of the combined voting power of the Company's then outstanding securities having general voting rights is acquired by (x) the Company or one or more companies the majority of whose voting common or capital stock is owned directly or indirectly by the Company
                 (y) an employee benefit plan maintained by the Company or one or more companies the majority of whose voting common or capital stock is owned directly or indirectly by the Company or
                 (z) the trustee of the Amended and Restated Stock Employee Compensation Trust, dated as of August 1, 2000, by and between the Company and Wachovia Bank, N.A., as amended."
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     Full Force and Effect.  Except as expressly amended hereby, the Plan shall
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continue in full force and effect in accordance with the terms thereof on the date hereof.

     Governing Law.  This Amendment shall be governed by and construed in
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accordance with the laws of the Commonwealth of Virginia applicable to agreements made and entirely to be performed within such jurisdiction.


          IN WITNESS WHEREOF, this Amendment is hereby executed this _____ day of ________, 2001.



                                   NEWPORT NEWS SHIPBUILDING INC.



                                   By:_______________________
                                      Vice President, Human
                                      Resources and EH&S



ATTEST:



By:_________________________
Title: